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                            SECURITIES AND EXCHANGE COMMISSION
                                 Washington D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 1998


                                NCC INDUSTRIES, INC.
                  (Exact name of registrant as specified in its charter)

                                       Delaware
                        (State or other jurisdiction of incorporation)

       0-3305                                           62-0643336
(Commission File Number)                  (I.R.S. Employer Identification No.)

200 Madison Avenue, New York, New York                  10016
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:     (212) 592-0700

                 (Former name or former address if changed since last report)

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Item 5. Other Events.

On July 22, 1997, Registrant, along with its 92.8% parent company, Maidenform, Inc. ("Maidenform") and Maidenform's 100% parent company, Maidenform Worldwide, Inc. (collectively, with Maidenform and the Registrant, the
"Debtor Group"), filed voluntary petitions for bankruptcy under Chapter 11 of the Federal Bankruptcy Code in the United States District Court for the Southern District of New York (the "Court").

In accordance with Securities Exchange Act Release No. 9660 (June 30, 1972), Rule 12b-21 under the Securities Exchange Act of 1934 (the "Exchange Act"), and the Securities and Exchange Commission's related no-action correspondence, Registrant is herewith filing copies of the Debtor Group's consolidated monthly financial report (the "Trustee's Report") filed with the Court and the United States Trustee (the "Trustee") in accordance with Bankruptcy Rule 2015 and the Trustee's "Operating Guidelines and Financial Reporting Requirements" in lieu of quarterly and annual reports under Section 13(a) of the Exchange Act.

Accordingly, attached to this Current Report as Exhibit 99.1 is a copy of the Trustee's Report for the Debtor Group for the month of April 1998 which was filed with the Court and the Trustee on June 3, 1998.

Item 7. Financial Statements and Exhibits.

        (c)   Exhibits
        99.1 Trustee's Report for the Debtor Group for the month of April 1998, which was filed with the Court and the Trustee on June 3, 1998.

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                                   SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      NCC INDUSTRIES INC.



Dated:  June 8, 1998                  By: /s/ Steven N. Masket
                                         --------------------------
                                         Steven N. Masket
                                         Duly authorized officer to execute
                                         on behalf of Registrant
                                         Executive Vice President-
                                         General Counsel






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